UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 7, 2023
NuScale Power Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39736	98-1588588
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

(Address of principal executive offices)		(Zip Code)
6650 SW Redwood Lane, Suite 210
Portland, OR 97224
(971) 371-1592
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SMR	New York Stock Exchange
Warrants to purchase Class A common stock	SMR WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) NuScale has announced that effective August 7, 2023, Christopher Colbert, NuScale’s former Chief Financial Officer, has separated from the Company. A copy of the news release issued by the Company on August 7, 2023 announcing the change is furnished as Exhibit 99.1.

(c) NuScale has announced that effective August 7, 2023, R. Ramsey Hamady will assume the role of Chief Financial Officer. Mr. Hamady, 48 years old, has 26 years of business experience. During the past 5 years, he served as Chief Financial Officer for Equify Financial, Chief Financial Officer for Western Magnesium Corp, and Asset Manager for the Habboush Group. His career has focused on special situations, private and public corporate finance, reporting, risk management, and leading the institutionalization of high-growth firms engaged in transformative development.

Mr. Hamady’s annual base salary will be $375,000. Mr. Hamady will receive a 40% target bonus under the Company’s incentive plan pursuant to which annual incentives are granted, $1,350,000 of time-vested restricted stock units pursuant to the Company’s Long-Term Incentive Plan which will vest annually over three years, and a one-time signing bonus of $75,000.

There are no arrangements or understandings between Mr. Hamady and any other persons pursuant to which Mr. Hamady was appointed as an officer of the Company, and there are no family relationships between Mr. Hamady and any director or executive officer of the Company.

Mr. Hamady does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, nor are any such transactions currently proposed.

A copy of the news release issued by the Company on August 7, 2023, announcing Mr. Hamady’s appointment is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.
99.1*	Press Release issued by NuScale Power Corporation on August 7, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL)
*    Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuScale Power Corporation

Date: August 7, 2023	By:	/s/ Robert K. Temple
	Name:	Robert K. Temple
	Title:	General Counsel